                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 16, 1999



                                7TH LEVEL, INC.
            (Exact name of registrant as specified in its charter)

================================================================================

        Delaware                    0-24936                   75-2480669
    (State or other          (Commission File Number)        (IRS Employer
    jurisdiction of                                     Identification Number)
    incorporation)

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                   925 Westchester Avenue
                   White Plains, New York                       10604
           (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:  (914) 682-4300

                             1201 Richardson Drive
                                   Suite 277
                            Richardson, Texas 75080
         (Former name or former address, if changed since last report.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

       Pursuant to the terms of the Agreement and Plan of Merger dated as of February 16, 1999, 7th Level Merger Corporation, a wholly owned subsidiary of 7th Level, Inc. ("7th Level"), merged with and into Street Technologies, Inc. ("Street") in exchange for (i) 677,954 shares of 7th Level common stock, $.01 par value per share ("7th Level Common Stock"), and 21,643.97 shares of 7th Level Series D Preferred Stock ("7th Level Series D Stock") for all the outstanding shares of Street common stock, $.0005 par value per share, and (ii) 4,270,228 shares of 7th Level Common Stock for all the outstanding shares of Street preferred stock, $.0005 par value per share. The 7th Level Series D Stock has a liquidation preference of $1,000.00 per share and, upon approval by 7th Level stockholders will automatically be converted into shares of 7th Level Common Stock at a conversion price of $3.00 per share. The exchange of shares was based on arm's length negotiations.

The common and preferred stock of Street was acquired from Stephen Gott; Charterhouse Equity Partners II, L.P.; Safa Alai; Scott Near; and Chef Nominees Limited none of whom had a material relationship with 7th Level, or a 7th Level affiliate, director or officer.

Street is an Internet-based provider of multimedia on-line learning and training products that incorporate audio, video, and graphics using its own proprietary streaming technology. Street markets its products to individuals, corporations, and governmental organizations. Street products include among other features testing, results feed back, and monitoring for group administrators. The technologies of 7th Level and Street will be integrated to enhance the effectiveness of the resulting content.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

       (a) The financial statements required to be filed with this Report were not available at the time of this filing. Such financial statements will be filed as an amendment to this Form 8-K not later than 75 days after the date of this Report.

       (b) The pro forma financial information required to be filed with this Report was not available at the time of this filing. Such pro forma financial information will be filed as an amendment to this Form 8-K not later than 75 days after the date of this Report.

       (c) Exhibits.
           --------

       2.1 Agreement and Plan of Merger dated as of February 16, 1999 by and among 7th Level, Inc., 7th Level Merger Corporation, Street Technologies, Inc. and the Stockholders of Street Technologies, Inc. named therein.
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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                7TH LEVEL, INC.



                                By:  /s/ Marc E. Landy
                                   ----------------------------------
                                     Marc E. Landy
                                     Chief Financial Officer


Date: February 25, 1999
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                               INDEX TO EXHIBITS


Exhibit No.
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2.1       Agreement and Plan of Merger dated as of February 16, 1999 by and among 7th Level, Inc., 7th Level Merger Corporation, Street Technologies, Inc. and the Stockholders of Street Technologies, Inc. named therein.

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